2020 Fourth Quarter and Full Year Results Gentherm, Inc. March 1, 2021 Exhibit 99.2

Forward-Looking Statement Except for historical information contained herein, statements in this presentation are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Gentherm Incorporated's goals, beliefs, plans and expectations about its prospects for the future and other future events. The forward-looking statements included in this presentation are made as of the date hereof or as of the date specified herein and are based on management's reasonable expectations and beliefs. Such statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that described in or indicated by the forward-looking statements. Those risks include, but are not limited to, risks that: the COVID-19 pandemic and its direct and indirect adverse impacts on the automobile and medical industries and global economy, which had, and are likely to continue to have, an adverse effect on, among other things, the Company’s results of operations, financial condition, cash flows, liquidity, business operations and stock price; borrowing availability under the Company’s revolving credit facility, which was substantially less than the full amount of revolving credit facility in 2020 based on the deterioration of the Company’s financial performance during 2020 (including consolidated EBITDA) due to the COVID-19 pandemic; the Company’s failure to be in compliance with covenants under its debt agreements, which could result in the amounts outstanding thereunder being accelerated and becoming immediately due and payable; the Company’s ability to obtain additional financing by accessing the capital markets, which may not be available on acceptable terms or at all; the macroeconomic environment, including its impact on the automotive industry, which is cyclical; any significant declines or slower growth than anticipated in light vehicle production; market acceptance of the Company’s existing or new products, and new or improved competing products developed by competitors with greater resources; shifting customer preferences, including due to the evolving use of automobiles and technology; the Company’s ability to project future sales volumes, based on which the Company manages its business; reductions in new business awards, which were limited, and may continue to be limited, due to COVID-19 and related uncertainties; the Company’s ability to convert new business awards into product revenues; the loss or insolvency of any of the Company’s key customers; the loss of any key suppliers, or any material delays in the supply chain of the Company or the OEMs and Tier 1s supplied by the Company, including resulting from a shortage of key components (such as semiconductors); the impact of price downs in the ordinary course, or additional increased pricing pressures from the Company’s customers; the feasibility of Company’s development of new products on a timely, cost effective basis, or at all; security breaches and other disruptions to the Company’s IT systems; work stoppages impacting the Company, its suppliers or customers; changes in free trade agreements or the implementation of additional tariffs, and the Company’s ability to pass-through tariff costs; unfavorable changes to currency exchange rates; the Company’s ability to protect its intellectual property in certain jurisdictions; the Company’s ability to effectively implement ongoing restructuring and other cost-savings measures or realize the full amount of estimated savings; and compliance with, and increased costs related to, domestic and international regulations. The foregoing risks should be read in conjunction with the Company's filings with the Securities and Exchange Commission (the “SEC”), including “Risk Factors”, in its most recent Annual Report on Form 10-K and subsequent SEC filings, for a discussion of these and other risks and uncertainties. In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. 2

Use of Non-GAAP Financial Measures* In addition to the results reported in accordance with GAAP throughout this presentation, the Company has provided information regarding adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”), adjusted earnings per share (“Adjusted earnings per share” or “Adjusted EPS”), Free Cash Flow and Revenue excluding the impact of foreign currency translation (and, for full year results, excluding 2019 divestitures), each a non-GAAP financial measure. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation and amortization, deferred financing cost amortization, and other gains and losses not reflective of the Company’s ongoing operations and related tax effects including transaction expenses, debt retirement expenses, impairment of assets held for sale, gain or loss on sale of business, restructuring expense, unrealized currency gain or loss and unrealized revaluation of derivatives. The Company defines Adjusted EPS as earnings adjusted by gains and losses not reflective of the Company’s ongoing operations and related tax effects including transaction expenses, debt retirement expenses, impairment of assets held for sale, gain or loss on sale of business, restructuring expense, unrealized currency gain or loss and unrealized revaluation of derivatives. The Company defines Free Cash Flow as Net cash provided by operating activities less Purchases of property and equipment. The Company defines Revenue excluding the impact of foreign currency translation as revenue, less the estimated effects of foreign currency exchange on revenue by translating actual revenue using the prior period foreign currency exchange rates. In evaluating its business, the Company considers and uses Free Cash Flow as a supplemental measure of its liquidity and the other non-GAAP financial measures as supplemental measures of its operating performance. Management provides such non-GAAP financial measures so that investors will have the same financial information that management uses with the belief that it will assist investors in properly assessing the Company's performance on a period-over-period basis by excluding matters not indicative of the Company’s ongoing operating or liquidity results. Other companies in our industry may define and calculate these non-GAAP financial measures differently than we do and those calculations may not be comparable to our metrics. These non-GAAP measures have limitations as analytical tools, and when assessing the Company's operating performance or liquidity, investors should not consider these non-GAAP measures in isolation, or as a substitute for net income, revenue or other consolidated income statement or cash flow statement data prepared in accordance with GAAP. Non-GAAP measures referenced in this presentation and other public communications may include estimates of future Adjusted EBITDA and Adjusted EPS. Such forward-looking non-GAAP measures may differ significantly from the corresponding GAAP measures, due to depreciation and amortization, tax expense, and/or interest expense, some or all of which management has not quantified for the future periods.  * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures 3

4 Entering 2021 with strong momentum 4Q 2020 Highlights Significantly outperformed the automotive market $940M in Automotive awards reflecting over 90% win rate Record revenue with double-digit growth in Medical Over 60 basis points improvement in Adjusted EBITDA Margin rate Full Year 2020 Highlights Record quarterly revenue and adjusted EBITDA in Company history $440M in new Automotive business awards reflecting strong rebound

Automotive 4Q 2020 Highlights 5 Continued strong execution in Automotive 19 Vehicle launches with 11 OEMs Multiple CCS® product launches Hyundai Tucson Hyundai Sonata Ford 150 Acura MDX Continued innovation in Battery Performance Solutions Advanced ClimateSense™ development projects Began phase three with BMW Completed phase one with Audi Began phase two with Honda Continued phase three with General Motors

New Automotive Business Awards 6 Strong win rate and healthy pipeline enable continued growth $440M in awards across 12 OEMs in 4Q 2020 Multiple CCS® awards Chevrolet CUV Ford Hummer EV Land Rover Mazda Volkswagen 8 Steering Wheel Heater awards across 6 OEMs Expanded strong position with General Motors with CCS® and Seat Heat awards across multiple vehicle segments Secured additional Steering Wheel and Seat Heat awards with one of the largest EV manufacturers Won innovative steering wheel adjustment electronics award with Audi Won next generation multi-function electronic controller award with Ford

Electrification Growth

GENTHERM

Current Projects

Battery Performance Solutions
- Battery Thermal Management
- Cell Connecting Technology
- Cable Technology

Climate & Comfort
- Automotive Seat Heater
- Climate Control Seats CCS®
- Steering Wheel Heaters
- Heated Interiors

Electronics
- Thermal ECUs
- Multi-function ECUs

106 Programs | 30 Customers

Future

ClimateSense ™
- Proprietary software
- Increased thermal content
- Significant range extension

11 Development Projects | 4 Customers

Leading the industry with innovative solutions

Technology to the next degree™
Proprietary © Gentherm 2021 7

Medical 4Q 2020 Highlights 8 Strong revenue growth in 2020 despite market challenges Expanded WarmAir® and FilteredFlo® patient warming systems across multiple large hospital networks Continued revenue growth of consumables Strong focus on innovation programs leveraging thermophysiology synergies between Medical and Automotive

2020 Summary 9 Well positioned to deliver profitable, long-term growth Expanded take rates and content Significant EV program growth Award-winning customer service Double-digit growth in Medical Financial results demonstrate continued successful execution of our strategic plan Focused growth Realigned cost structure Bringing innovative solutions to market

Selected Income Statement Data 10 Three Months Ended December 31, Twelve Months Ended December 31, (Dollars in thousands, except per share data)

Selected Balance Sheet Data 11 (Dollars in thousands) The Company increased prior-year deferred income tax assets by $11,446 as a result of the revised valuation of certain deferred income tax assets.

2021 Guidance Assuming light vehicle production in our relevant markets grows at a low-teens rate in 2021 versus 2020. Foreign exchange rate assumed at current levels. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income, such as foreign currency gains and losses, we are unable to reasonably estimate net income, the GAAP financial measure most directly comparable to Adjusted EBITDA. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA to net income with respect to the guidance provided. 12

Appendix 13

Reconciliation of Net Income to Adjusted EBITDA 14 Three Months Ended December 31, Twelve Months Ended December 31,

Reconciliation of Adjusted EPS 15 Three Months Ended December 31, Twelve Months Ended December 31,